Asset Purchase Agreement

                                      among

                           Brooks Well Servicing, Inc.

                           Lundy Vacuum Service, Inc.

                                       and

                                 Peyton E. Lundy










                                  March 3, 1998

                            Asset Purchase Agreement

This Asset Purchase Agreement (this "Agreement") is entered into as of March 3, 1998, among Brooks Well Servicing, Inc., a Delaware corporation ("Buyer"); Lundy Vacuum Service, Inc., a Texas corporation ("Seller") and Peyton E. Lundy ("Lundy").


                                    Article 1

                           Purchase and Sale of Assets

1.1. Purchase and Sale of the Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer the operating Assets (defined below) of the Seller, whether real, personal, tangible or intangible, including, without limitation, the following assets of the Seller relating to or used or useful in the operation of the Seller's vacuum service business (the "Business"):

(a) all of the Seller's tangible personal property (such as machinery, equipment, leasehold improvements, furniture and fixtures, and vehicles), including, without limitation, that which is more fully described on
     Schedule 1.1(a) hereto (collectively, the "Tangible Personal Property");

(b) all of the Seller's inventory relating to or used in the Business, including without limitation, that which is more fully described on
     Schedule 1.1(b) hereto (collectively, the "Inventory");

(c) all of the Seller's intangible assets relating to or used in the Business, including without limitation, (i) all of the Seller's rights to the names under which it is incorporated or under which it currently conducts its Business, (ii) all of the Seller's rights to any patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, and copyrights and written know-how, trade secrets, licenses and sublicenses and all other similar proprietary data and the goodwill associated therewith (collectively, the "Intellectual Property") used or held in connection with the Business, including without limitation, that which is more fully described on Schedule 1.1(c) hereto (the "Seller's Intellectual Property") and (iii) the Seller's phone numbers (other than 800-873-9175), sales and promotional literature, computer software, books, records, files and data (including customer and supplier lists), and all other records of the Seller relating to the Assets or the Business (collectively, the "Intangibles");

(d) those leases, subleases, contracts, contract rights, and agreements of the Seller relating to the Assets or the operation of the Business listed on
     Schedule 1.1(d) hereto (collectively, the "Contracts");



(e) to the extent assignable under applicable law, all of the permits, authorizations, certificates, approvals, registrations, variances, waivers, exemptions, rights-of-way, franchises, ordinances, orders, licenses and other rights of every kind and character, other than the permits listed on
     Schedule 1.1(e), relating to the BMD Facility (defined below) and the HMD Facility (defined below) (collectively, the "Permits") of the Seller relating principally to all or any of the Assets or to the operation of the Business, including, but not limited to, those that are more fully described on Schedule 1.1(e) hereto (collectively, the "Seller's Permits");

(f) the goodwill and going concern values of the Seller relating to the Business; and

(g) all other or additional privileges, rights, interests, properties and assets of the Seller of every kind and description and wherever located that are used in the Business or intended for use in the Business in connection with, or that are necessary for the continued conduct of, the Business.

The assets purchased and sold pursuant to this Agreement are collectively referred to herein as the "Assets."

1.2. Payment of Purchase Price. As consideration for the sale of the Assets and for the other covenants and agreements of Seller contained herein, Buyer agrees to pay to Seller on the date hereof $1,500,000 (the "Purchase Price"). The Purchase Price shall be adjusted (i) upward to the extent that the Seller has purchased additional capital assets used in the Business since July 31, 1997; (ii)downward to the extent that the Seller no longer owns the assets it owned and used in the Business as of July 31, 1997;
     (iii) upward to the extent that the inventory listed on Schedule 1.1(b) hereto exceeds $40,000 in value; and (iv) downward to the extent that the inventory listed on Schedule 1.1(b) hereto has a value of less than $40,000. Payment of the Purchase Price shall be made by personal check of the Company or one of its affiliates to the persons and in the amounts set forth on Schedule 1.2.

1.3. No Assumption of Liabilities. Buyer shall not assume any liabilities and obligations of the Seller.


1.4. Time and Place of Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall be on the date hereof at the offices of Porter & Hedges, L.L.P. located at 700 Louisiana, Houston, Texas 77002 (the "Closing Date").

1.5. Closing Deliveries. At the Closing, in addition to the conveyance of the Assets to the Buyer in exchange for the Purchase Price: (i) the Buyer and CBBP, L.L.C., a Texas limited liability company ("BBC") will enter into a lease in the form of Exhibit A hereto with respect to the Company's main yard, mud mixing plant and storage facilities (the "Primary Lease"); (ii) the Buyer and Seller shall enter into an assignment of leases in the form of Exhibit B hereto with respect to the land on which the Company's Beasley Mud Disposal facility (the "BMD Facility") and the Company's Humphrey Mud
     Disposal   Facility   (the "HMD   Facility")   are  located   (the  "Lease
     Assignment"); (iii) the Buyer, Seller and D.B. Lundy, Jr., Rebecca Fitts and Peyton E. Lundy will enter into a Purchase and Sale Agreement in the form of Exhibit C hereto (the "Purchase Agreement"); (iv) the Company and each of its shareholders will enter into noncompetition agreements in the form of Exhibit D hereto (the "Noncompetition Agreements"); and (v) the Buyer and Seller will deliver to one another the opinions of counsel described below:

1.5.1. Opinion of Buyer's Counsel. The Seller shall have received a favorable opinion, dated as of the Closing Date, from Porter & Hedges, L.L.P., counsel for Buyer, in form and substance satisfactory to the Seller, to the effect that (i) Buyer has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware; (ii) all corporate proceedings required to be taken by or on the part of the Buyer to authorize the execution of this Agreement, the Lease, the Assignment and the Purchase Agreement (collectively, the "Transaction Documents"), and the implementation of the transactions contemplated hereby and thereby, have been taken; and (iii) each of the Transaction Documents have been duly executed and delivered by, and are the legal, valid and binding obligations of Buyer and are enforceable against Buyer in accordance with their respective terms, except as enforceability may be limited by (a) equitable principles of general applicability or (b) bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affecting the rights of creditors generally. In rendering such opinion, such counsel may rely upon (i) certificates of public officials and of officers of Buyer as to matters of fact and (ii) the opinion or opinions of other counsel, which opinions shall be reasonably satisfactory to the Seller, as to matters other than federal or Texas law.


1.5.2. Opinion of Seller's Counsel. The Buyer shall have received a favorable opinion, dated as of the Closing Date, from Wesley & Herzog, P.C., counsel to Seller, in form and substance satisfactory to Buyer, to the effect that
     (i) the Seller and CBBP have been duly organized and are validly existing in good standing under the laws of Texas; (ii) all corporate proceedings required to be taken by or on the part of Seller and CBBP to authorize the execution of the Transaction Documents to which they are a Party, and the implementation of the transactions contemplated thereby have been taken;
     (iii) to the best of such counsel's knowledge, the Company owns all of its Assets free and clear of any Encumbrances other than those Encumbrances listed on the Schedules to this Agreement; and (iv) each of the Transaction Documents have been duly executed and delivered by, and are the legal, valid and binding obligations of the parties thereto other than the Buyer, and are enforceable against the parties thereto other than the Buyer, in accordance with their respective terms, except as the enforceability may be limited by (a) equitable principles of general applicability or (b) bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affecting the rights of creditors generally. In rendering such opinion, such counsel may rely upon (i) certificates of public officials and of officers of the Seller and CBBP as to matters of fact and (ii) on the opinion or opinions of other counsel, which opinions shall be reasonably satisfactory to Buyer, as to matters other than federal or Texas law.

                                    Article 2

                         Representations and Warranties

2.1. Representations  and  Warranties  of the  Seller.  Except as  disclosed  on
     Schedule 2.1 (which shall identify the applicable Section reference of this Agreement to which such disclosure relates), each of the Seller and Lundy, represent and warrant to Buyer as follows:

2.1.1. Organization and Good Standing. Seller and CBBP are duly organized, validly existing and in good standing under the laws of Texas, have full requisite power and authority to carry on their respective businesses as currently conducted, and to own and operate their respective properties currently owned and operated by them, and are duly qualified or licensed to do business and are in good standing and authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by them would make such qualification or licensing necessary.

2.1.2. Agreements Authorized and their Effect on Other Obligations. The execution and delivery of the Transaction Documents have been authorized by all necessary corporate, shareholder and other action on the part of the parties thereto other than the Buyer, and the Transaction Documents are the valid and binding obligations of the parties thereto other than the Buyer, enforceable against each of such parties in accordance with its terms. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws (or other organizational documents) of the Seller or CBBP, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the parties thereto other than the Buyer or by which the parties thereto other than the Buyer or their respective properties are bound; or
     (iii) any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the parties thereto other than the Buyer or any of their respective properties are subject.

2.1.3. Subsidiaries. The Seller does not have any subsidiary corporations or any
     interest  in  any  other  organization,   incorporated  or  unincorporated,
     partnership or any other entity of any type.


2.1.4. Liabilities. The Seller does not have any liabilities or obligations, either accrued, absolute, contingent, or otherwise, and neither Seller nor Lundy have any knowledge of any potential liabilities or obligations that would materially and adversely affect the value and conduct of the Business by the Buyer or the Assets, other than those (i) reflected or reserved against in the July 31, 1997 unaudited balance sheet of the Seller or (ii) incurred in the ordinary course of business since July 31, 1997.

2.1.5. Contracts. Schedule 1.1(d) hereto sets forth a true, complete and accurate list of all Contracts of the Seller, including leases under which the Seller is lessor or lessee, which relate to the Assets or the Business and are to be performed in whole or in part after the date hereof. All of the Contracts are in full force and effect, and constitute valid and binding obligations of the Seller. The Seller is not, and no other party to any of the Contracts is, in default thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a default thereunder. No Contract has been entered into on terms that could reasonably be expected to have an adverse effect on the use of the Assets or the Business by Buyer. Neither the Seller or Lundy has received any information that would cause either of such parties to conclude that any customer of the Seller will (or is likely to) cease doing business with Buyer (or its successors) as a result of the consummation of the transactions contemplated hereby. All of the Contracts set forth on Schedule 1.1(d), are assignable and have been validly assigned to Buyer pursuant to this Agreement without the consent of any other party thereto, other than consents that have been obtained and delivered to Buyer.

2.1.6. Title to and Condition of Assets. The Seller has good and indefeasible title to all of the Assets, free and clear of any Encumbrances (defined below). All of the Assets are in a state of good operating condition and repair, ordinary wear and tear excepted, and are free from any defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations. All of the Assets conform to all applicable laws governing their use. No notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by the Seller or Lundy, except such as have been disclosed in writing to Buyer and fully complied with. For purposes of this Agreement, the term "Encumbrances" means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.


2.1.7. Licenses and Permits. Schedule 1.1(e) hereto sets forth a true, complete and accurate list of all Permits material to the Business and the operation, maintenance and use of the Assets in the manner in which they are now being operated, maintained and used. Each of the Seller's Permits and the Seller's rights with respect thereto is valid and subsisting, in full force and effect, and enforceable by the Seller subject to administrative powers of regulatory agencies having jurisdiction. The Seller is in compliance in all respects with the terms of each of the Seller's Permits. None of the Seller's Permits have been, or to the knowledge of the Seller or Lundy, are threatened to be, revoked, canceled, suspended or modified. All of the Seller's Permits, to the extent assignable under applicable law, have been assigned to the Buyer pursuant to this Agreement.

2.1.8. Intellectual Property. Schedule 1.1(c) hereto sets forth a true, complete and accurate list of all Intellectual Property material to the continued conduct of the Business. The Seller's Intellectual Property is owned or licensed by the Seller free and clear of any Encumbrances. The Seller has not granted to any other person any license to use any Seller's Intellectual Property. All of the Seller's Intellectual Property has been assigned to the Buyer pursuant to this Agreement. Neither the Seller nor Lundy has received any notice of infringement, misappropriation, or conflict with the intellectual property rights of others in connection with the use by the Seller of the Seller's Intellectual Property.

2.1.9. Financial Statements. The Seller has delivered to Buyer copies of certain unaudited financial statements of the Sellers, copies of which are attached hereto as Schedule 2.1.9 (collectively, the "Sellers' Financial Statements") as of and for the period ending July 31, 1997 (the "Balance Sheet Date"). The Seller's Financial Statements are true, correct and complete in all material respects and present fairly and fully the financial condition of the Seller as of the dates and for the periods indicated thereon. Each of the Seller's Financial Statements include all adjustments that are necessary for a fair presentation of the Seller's results for that period. The inventories of the Seller reflected in the Seller's Financial Statements, or which have thereafter been acquired by the Seller, consist of items of a quality and quantity salable in the normal course of the Business. The values at which such inventories are carried and are consistent with the normal inventory level and practices of the Seller with respect to the Business.

2.1.10. Additional Information. Attached as Schedule 2.1.10.1 through and including Schedule 2.1.10.7 are true, complete and correct lists of the following items:

2.1.10.1. Real Estate. All real property and structures thereon relating to or used in the Business currently owned or leased or subject to a contract of purchase and sale, or lease commitment, by the Seller, with a description of the nature and amount of any Encumbrance thereto;

2.1.10.2. Machinery and Equipment. All machinery, transportation equipment, tools, equipment, furnishings and fixtures (excluding such items as did not have a cost basis of $500 or more at their respective dates of acquisition by the Seller) owned, leased or subject to a contract of purchase and sale, or lease commitment, by the Seller, with a description of the nature and amount of any Encumbrances thereon;

2.1.10.3. Inventory. All Inventory items or groups of Inventory items owned by the Seller relating to or used in the Business, together with the amount of any Encumbrances thereon;


2.1.10.4. Insurance. All insurance policies or bonds, including title insurance policies, with respect to the Seller, including those covering its properties (real or personal), buildings, machinery, equipment, fixtures, employees and operations relating to or used in the Business;

2.1.10.5. Employee Compensation Plans. All bonus, incentive compensation, deferred compensation, profit-sharing, retirement, pension, welfare, group insurance, death benefit, or other fringe benefit plans, arrangements or trust agreements of the Seller (collectively, the "Employee Plans");

2.1.10.6. Employee Agreements. Any collective bargaining agreements of the Seller with employees, including amendments, supplements, and written or oral understandings, and all employment, compensation or consulting agreements, whether written or oral, of the Seller with any person;

2.1.10.7. Trade Names. All trade names and fictitious names used or held by the Seller, whether and where such names are registered and where such names are used;

2.1.11. Assets; Necessary Consents. The Assets constitute all of the assets necessary to conduct the Business as historically conducted by the Seller. The Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party to validly transfer the Assets hereunder, including, without limitation, any consents required to assign the Contracts and, to the extent assignable under applicable law, the Seller's Permits.


2.1.12. Environmental Matters. None of the current or past operations of the Business or any of the Assets is being or has been conducted or used in such a manner as to constitute a violation of any Environmental Law (defined below). Neither the Seller nor Lundy has received any notice (whether formal or informal, written or oral) from any entity, governmental agency or individual regarding any existing, pending or threatened investigation or inquiry related to violations of any Environmental Law or regarding any claims for remedial obligations or contribution for removal costs or damages under any Environmental Law. There are no writs, injunction decrees, orders or judgments outstanding, or lawsuits, claims, proceedings or investigations pending or, to the knowledge of the Seller or Lundy, threatened, relating to the ownership, use, maintenance or operation of the Assets or the conduct of the Business, nor, to the knowledge of the Seller or Lundy, is there any basis for any of the foregoing. Other than as set forth on Schedule 2.1.12, Buyer will not be required to obtain any permits, licenses or similar authorizations pursuant to any Environmental Law after the Closing Date to operate and use any of the Assets for their current or proposed purposes and uses. The Assets include all environmental and pollution control equipment necessary for material compliance with applicable Environmental Law. Except as disclosed on Schedule 2.1.12 (i) no Hazardous Materials (defined below) have been or are currently being used by any of the Seller in the operation of the Assets, (ii) except as set forth on Schedule 2.1.12, no Hazardous Materials are or have ever been situated on or under any of the Seller's properties, whether owned or leased, or incorporated into any of the Assets, (iii) there are no, and there have never been any, underground storage tanks (as defined under Environmental Law) located under any of the Sellers' properties, whether owned or leased, and (iv) there are no environmental conditions or circumstances, including the presence or release of any Hazardous Materials, on any property presently or previously owned or leased by any of the Seller, or on any property on which Hazardous Materials generated by the Seller's operations or the use of the Assets were disposed of. The term "Environmental Law" means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, and other legally enforceable requirements (including, without limitation, common law) of the United States, or any state, regional, city, local, municipal or other governmental authority or quasi-governmental authority, regulating, relating to, or imposing environmental standards of conduct concerning protection of the environment or human health, or employee health and safety as from time to time has been or is now in effect. The term "Hazardous Materials" means (x) asbestos, polychlorinated biphenyls, urea formaldehyde, lead based paint, radon gas, petroleum, oil, solid waste, pollutants and contaminants, and (y) any chemicals, materials, wastes or substances that are defined, regulated, determined or identified as toxic or hazardous in any Environmental Law.

2.1.13. Employee Benefit Plans; Labor Issues. Schedule 2.1.13 hereto sets forth all of the Seller's Employee Plans and any other health, dental and life insurance plans, bonus, deferred compensation, pension, profit sharing and retirement plans and all other employee benefit plans, programs or arrangements providing benefits for employees of the Seller (the "Benefit Plans"). Each of the Benefit Plans has been administered and maintained in material compliance with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, if applicable, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable laws. There is no "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA or Section 412 of the Code) with respect to a Benefit Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA), and there has been no application for waiver of the minimum funding standards imposed by Code Section 412 with respect to any such plan. There are no pending or, to the knowledge of any of the Seller or Lundy, threatened claims by or on behalf of the Benefit Plans, the United States Department of Labor, the Internal Revenue Service, or by any current or former employee of the Seller or beneficiary of such current or former employee alleging a breach of any fiduciary duties or a violation of applicable state or federal law which could result in a material liability on the part of any of the Sellers or a Benefit Plan under ERISA or any other law (other than benefit claims and funding obligations in the ordinary course of business). The Seller has not suffered or otherwise caused a "complete withdrawal" or "partial withdrawal," as such terms are respectively defined in Sections 4203 and 4205 of ERISA, from any Multiemployer Pension Plan, as such term is defined in Section 3(37) of ERISA. The Seller has not engaged in any unfair labor practices which could reasonably be expected to result in an adverse effect on the Business or the Assets. The Seller does not have any dispute with any of its existing or former employees, and there are no labor disputes or, to the knowledge of the Seller or Lundy, any disputes threatened by current or former employees of the Seller.


2.1.14. Investigations; Litigation. No investigation or review by any governmental entity with respect to the Seller or any of the transactions contemplated by this Agreement is pending or, to the knowledge of the Seller or Lundy, threatened, nor has any governmental entity indicated to the Seller or Lundy an intention to conduct the same. There is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which the Seller or Lundy is a party or, to the knowledge of the Seller or Lundy, might become a party.

2.1.15. Absence of Certain Businesses Practices. Neither the Seller nor Lundy, nor any officer, employee or agent of any of the Seller, nor any other person acting on behalf of any of the Seller or Lundy, has, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the profitable conduct of the Business or the profitable use of the Assets (or to assist the Seller in connection with any actual or proposed transaction) that if not given in the past, may more likely than not have had an adverse effect on the profitable conduct of the Business or the profitable use of the Assets, or if not continued in the future, may more likely than not adversely affect the profitable conduct of the Business or the profitable use of the Assets.

2.1.16. Solvency. The Seller is not presently insolvent, nor will the Seller be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term "insolvent" means that the sum of the present fair and saleable value of the Seller's assets does not and will not exceed its debts and other probable liabilities, and the term "debts" includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

2.1.17. Untrue Statements. None of the Transaction Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.1.18. Compliance with Other Laws. The Seller is not in violation of or in default with respect to, or in alleged violation of or alleged default with respect to the Occupational Safety and Health Act (29 U.S.C.ss651 et seq., as amended), or any applicable law or any applicable rule, regulation, or any writ or decree of any court or any governmental commission, board, bureau, agency, or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality.


2.1.19. Taxes. The federal income tax returns of the Seller for the years 1995 and 1996 have been provided to the Buyer before the date hereof. Proper and accurate federal, state and local income, sales, use, franchise, gross revenue, turnover, excise, payroll, property, employment, customs duties and any and all other tax returns, reports, and estimates have been filed with appropriate governmental agencies, domestic and foreign, by the Seller for each period for which any returns, reports, or estimates were due. All taxes shown by such returns to be payable have been paid. All sales taxes have been properly collected and accounted for through the date hereof by the Seller, and the Seller has made all required deposits of such taxes with all taxing authorities. The tax provision reflected in the Seller's financial statements as of July 31, 1997 is adequate to cover liabilities of the Seller at the date thereof for all taxes of any character whatsoever applicable to the Seller or its assets or business. No waiver of any statute of limitations executed by the Seller with respect to federal or state income or other tax is in effect for any period. No deficiencies for any taxes have been proposed, asserted or assessed against the Seller, and no requests or waivers of the time to assess any such tax are pending. The federal income tax returns of the Seller has not been audited by the Internal Revenue Service. No audit of any federal or state or other tax return of the Seller is presently in process nor has an appointment for or notice of any such audit been requested or given by any taxing authority.

2.1.20. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Seller and Lundy and their respective counsel directly with Buyer and its counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or any similar payment.

2.2. Representations and Warranties of Buyer. Buyer represents and warrants to each of the Seller and Lundy as follows:

2.2.1. Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

2.2.2. Agreements Authorized and its Effect on Other Obligations. The execution and delivery of the Transaction Documents have been authorized by all necessary corporate, shareholder and other action on the part of Buyer, and the Transaction Documents are the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws (or other organizational documents) of Buyer, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Buyer is a party or by which Buyer or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which Buyer or any of its properties are subject.


                                    Article 3

                              Additional Agreements

3.1. Employees. Schedule 6.1 hereto is a complete and accurate listing of all employees of the Seller that devote their full time and effort in the operation of the Assets and the conduct of the Business (the "Employees"). The Seller and Lundy will use their best efforts to make all of the Employees available for hire by the Buyer or its affiliates, and the Buyer agrees to hire all of such Employees, subject to such Employees meeting Buyer's standard employment eligibility requirements and mutual agreement between such Employees and Buyer as to their compensation levels. Buyer shall have no liability or obligation with respect to any employee benefits of any Employee except those benefits that accrue pursuant to such Employees' employment with Buyer on or after the date hereof. The Seller and Lundy shall cooperate with Buyer in connection with any offer of employment from Buyer to the Employees and use their best efforts to cause the acceptance of any and all such offers. All Employees hired by Buyer shall be at-will employees of Buyer. All Employees hired by Buyer shall be entitled to participate in the Buyer's benefit plans, including the Buyer's medical plan, and shall receive full credit thereunder for all purposes for the years of service at Seller. Notwithstanding any other provisions of this Agreement, this Section 3.1 shall not be deemed to create any right or claim for the benefit of, and shall not be enforceable by, any person which is not a party to this Agreement.

3.2. Allocation of Purchase Price. The parties hereto agree to allocate the purchase price paid by Buyer for the Assets hereunder as set forth on
     Schedule 3.2 hereto, and shall report this transaction for federal income tax purposes in accordance with the allocation so agreed upon. The parties hereto for themselves and for their respective successors and assigns covenant and agree that they will file coordinating Form 8594's in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, with their respective income tax returns for the taxable year that includes the date hereof.

3.3. Use of Lundy Name; Name Change. Notwithstanding any other provision of this Agreement, the Buyer shall be entitled to use the name "Lundy Vacuum Service, Inc." and all of trade names, trademarks and logos used in the business for a period of six months from the date hereof, after which time the Buyer will cease using the "Lundy" name for any purpose in the operation of the Business. From and after the date hereof, Lundy shall not use the name "Lundy Vacuum Service, Inc." or any derivative thereof for any purpose with respect to any business or other enterprise. The Seller shall, within ten days of a request in writing from Buyer, cause to be filed (i) with the applicable agency of the Seller's state of organization an amendment to its charter (or other applicable organization documents) of the Seller changing the name of the Seller from its current name to a name that is not similar to such names, and (ii) with the appropriate authorities of the Seller's state of organization and any other states such documents as are required to effect such name change. The Seller shall, within five days from the date of its receipt of confirmation of such filings from the applicable state authorities, cause to be delivered to Buyer copies of all such confirmations.


3.4. Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby. In that regard, Buyer and Lundy agree to use their best efforts during the term of the Primary Lease, the BMD Facility Lease and the HMD Facility Lease to keep all of the Permits listed on Schedule 1.1(e) in full force and effect.


                                    Article 4

                                 Indemnification

4.1. Indemnification by the Sellers and Lundy. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, each of the Seller and Lundy shall, jointly and severally, indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and stockholders, against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys' fees and expenses (collectively, the "Damages") that such indemnitee shall incur or suffer, which arise, result from or relate to any breach of, or failure by the Seller or Lundy to perform their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Seller under this Agreement.

     4.2. Indemnification by Buyer. In addition to any other remedies available to the Seller and Lundy under this Agreement, or at law or in equity, Buyer shall indemnify, defend and hold harmless the Seller and Lundy against and with respect to any and all Damages that such indemnitees shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Seller Lundy by or on behalf of Buyer under this Agreement and (ii) the operation of the Assets and conducting of the Business that arise out of actions of the Buyer or any of its affiliates after the date hereof.



     4.3. Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 4.1 or
          4.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 4, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed.


                                    Article 5

                                  Miscellaneous

     5.1. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive until the second anniversary of the date hereof, notwithstanding any investigation made by or on behalf of any of the parties hereto. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive as provided as provided above despite any investigation made by any party hereto or on its behalf.

     5.2. Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

     5.3. Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.


     5.4. Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested:

                                   If to Buyer
--------------------------------------------------------------------------------

Addressed to:                                               With a copy to:
--------------------------------------------------------------------------------

Key Energy Group, Inc.                             Porter & Hedges, L.L.P.
Two Tower Center, 20th Floor                       700 Louisiana
East Brunswick, New Jersey 08816                   Houston, Texas 77210-4744
Attn: General Counsel                              Attn: Samuel N. Allen
Facsimile:  (732) 247-5148                         Facsimile:  (713)
--------------------------------------------------------------------------------


                        If to any of the Seller or Lundy

--------------------------------------------------------------------------------

Addressed to:                                      With a copy to:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Peyton E. Lundy                                    Wesley & Herzog, P.C.
[ADDRESS TO COME]                                  25025 I-45 North, Suite 400
Facsimile:                                         The Woodlands, Texas 77380
                                                   Attn: James Wesley
                                                   Facsimile: (281) 367-9044
--------------------------------------------------------------------------------

Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal businesses hours on any business day.

     5.5. Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

     5.6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

     5.7. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     5.8. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Texas.


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